ENRON GLOBAL POWER & PIPELINES L.L.C.
                            1994 SHARE OPTION PLAN


SECTION 1. PURPOSE

The purposes of this Enron Global Power & Pipelines L.L.C. 1994 Share Option Plan (the "Plan") are to encourage selected persons employed by Enron Global Power & Pipelines L.L.C. (together with any successor thereto, the "Company") and its Affiliates and other eligible persons to develop a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain key individuals who are essential to the progress, growth and profitability of the Company.

SECTION 2. ADMINISTRATION

2.1 COMMITTEE. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be deemed the acts of the Committee.

2.2 AUTHORITY. Subject to the terms of the Plan and applicable law, the Committee shall have sole power, authority and discretion to: (i) designate Participants; (ii) determine the types of Awards to be granted to a Participant under the Plan; (iii) determine the number of Shares to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, under what circumstances and how Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or may be canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, construe and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) make a determination as to the right of any person to receive payment of an Award or other benefit; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

2.3 DECISIONS FINAL AND BINDING. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate.

2.4   LIMITATION.   The  provisions of this Section 2 with respect to decisions made by, and authority of, the Committee shall be subject to the controlling provisions of Section 6.

SECTION 3. SHARES AVAILABLE FOR AWARDS

3.1   SHARES AVAILABLE.

      (i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be one million five hundred thousand (1,500,000) Shares, subject to adjustment as provided in Section
      3.2. Further, if after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award (or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination) shall again be available for granting Awards under the Plan.

      (ii)  ACCOUNTING  FOR  AWARDS.   For purposes of this Section 3, if an
      Award is
      denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from) other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

      (iii)  SOURCES  OF  SHARES  DELIVERABLE  UNDER  AWARDS.   Any  shares
      delivered
      pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

3.2   ADJUSTMENTS.

      (i)   ADJUSTMENT EVENTS.  In the event that the Committee shall determine that
      any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company (or other similar corporate transaction or event) affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, subject to Section 3.2(ii), in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (c) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

      (ii)  REQUIRED ADJUSTMENTS.   If,  and  whenever,  prior to the
      expiration  of a
      grant theretofore made, the Company shall effect a subdivision or consolidation of Shares or the payment of a share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such grant may thereafter be vested or exercised
      (a) in the event of an increase in the number of outstanding Shares shall be proportionately increased, and if the grant is an Option the purchase price per Share shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding Shares shall be proportionately reduced, and if the grant is an Option the purchase price per Share shall be proportionately increased.

SECTION 4.  ELIGIBILITY

4.1 PARTICIPANTS. Any Employee, including any officer or employee-director of the Company or of any Affiliate, who is not a member of the Committee, any individual who is a Director of the Company duly elected by shareholders of the Company or who is a member of the board of directors of an Affiliate, who is not an Employee at the time the grant is made and any individual performing services for the Company as an independent contractor shall be eligible to be designated a Participant. However, except as expressly authorized by Section 6, no grant of an Award will be made to a Director of the Company who is not an Employee. Grants may be made to the same individual on more than one occasion.

4.2 RESTRICTION ON ELIGIBILITY. Except for grants made pursuant to Section 6, no individual who is subject to any written agreement with the Company that generally restricts the acquisition of Shares shall be eligible for any grant of an Award while such agreement is in effect.

SECTION 5.  AWARDS

5.1 OPTIONS. Except as provided by Section 6, the Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine:

      (i)  EXERCISE PRICE.   The  per  Share purchase price of an Option shall
      not be
      less than the Fair Market Value of a Share on the date of grant of such Option and in no event less than the par value of a Share.

      (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time at which an Option may be exercised in whole or in part, and the method by which (and the form, including without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which) payment of the exercise price with respect thereto may be made or deemed to have been made.

      (iii) OPTION AGREEMENT. Each Option shall be evidenced by an Award Agreement.

      (iv) LIMIT ON SIZE OF OPTION GRANTS. No individual shall be granted Options totaling more than 150,000 Shares in any single calendar year.

5.2 SHARE APPRECIATION RIGHTS. Except as provided by Section 6, the Committee is hereby authorized to grant Share Appreciation Rights to Participants. Each Share Appreciation Right shall be evidenced by an Award Agreement which shall specify the term of the Share Appreciation Right as well as vesting and termination provisions. Subject to the terms of the Plan, a Share Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right, which shall not be less than the Fair Market Value of one Share on the date of grant of the Share Appreciation Right and in no event less than the par value of one Share. The Committee may impose such conditions or restrictions on the exercise of any Share Appreciation Right as it may deem appropriate; provided that the Committee shall retain final authority to determine whether (a) a Participant shall be permitted, or (b) to approve an election by a Participant, to receive cash in full or partial settlement of Share Appreciation Rights. No individual shall be granted Share Appreciation Rights totaling more than 150,000 Shares in any single calendar year.

5.3   RESTRICTED SHARES.

      (i)  ISSUANCE.   Except  as  provided  in  Section  6,  the Committee
      is hereby
      authorized to grant Awards of Restricted Shares to Participants, which Awards shall be evidenced by Award Agreements.

      (ii)  RESTRICTIONS.   Except  as provided in Section 6, Restricted Shares
      shall
      be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Restricted Share), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, the number of Restricted Shares which may be granted shall be limited to not more than twenty-five percent (25%) of the total number of Shares available for grant under the Plan.

      (iii)  CERTIFICATES AND  DIVIDENDS.   All  dividends and distributions,
      or cash
      equivalent thereof (whether cash, Share or otherwise), on unvested Restricted Shares shall be withheld from the respective Participant and credited by the Company for the Participant's account. At such time as a Participant becomes vested in a portion of the Award of Restricted Shares, the restrictions thereon imposed by this Section 5.3(iii) shall lapse and certificates representing such vested shares shall be delivered to the Participant along with all accumulated credits for dividends and distributions, or cash equivalent thereof attributable to such vested shares. Interest shall not be paid on any dividends or distributions or cash equivalent thereof, credited by the Company for the account of a Participant. The Company shall have the option of paying such credits for accumulated dividends or distributions or cash equivalent thereof, in Shares of the Company rather than in cash or other medium. (If payment is made in Shares, the conversion to Shares shall be at the average Fair Market Value for the five trading days preceding the date of payment.) Dividends and distributions, or cash equivalent thereof credited on non-vested Restricted Shares shall be forfeited in the same manner and at the same time as the respective Restricted Shares to which they are attributable are forfeited, except that such forfeited credits for dividends and distributions or cash equivalent thereof shall be canceled and shall not be available for future distribution under this Plan.

      (iv)   PAYMENT.   A  Participant shall not be required to make any
      payment  for
      Awards of Restricted Shares, except to the extent otherwise required by law.

      (v) FORFEITURE. Except as provided in Section 6, unless the Committee decides otherwise, non-vested Restricted Shares awarded to a Participant will be forfeited if the Participant terminates employment or service for any reason other than death, Disability, Retirement or Involuntary Termination. At the time and on the date of a Participant's death, Disability, Retirement or Involuntary Termination during the Participant's employment or service, prior to the date the Participant otherwise becomes fully vested in all the Restricted Shares awarded to the Participant, all restrictions placed on each Restricted Share awarded to the Participant shall lapse and the non-vested Restricted Share will become fully vested Released Securities. From and after such date the Participant or the Participant's estate, personal representative or beneficiary, as the case may be, shall have full rights of transfer or resale with respect to such Restricted Shares subject to applicable state and federal regulations.

      (vi)  PERFORMANCE-BASED RESTRICTED  SHARES.  The Committee is hereby authorized
      to grant Awards of Restricted Shares which qualify as performance-based compensation under Code Section 162(m), such that (i) the issuance is contingent upon attainment of pre-established performance criteria; (ii) restrictions lapse contingent upon attainment of pre-established performance criteria; or (iii) the issuance is in lieu of cash payments under the Enron Global Power & Pipelines L.L.C. Annual Incentive Plan based upon attainment of the performance criteria established under the terms of that shareholder approved plans. The performance criteria to be used with such Awards shall be net income and/or cash flow, at the Company and/or subsidiary level, as determined at the sole discretion of the Committee. Performance criteria will be established by the Committee prior to the beginning of each performance period, defined as January 1 of each year, or such later date as permitted under the Code, or applicable regulations. Notwithstanding any other provision of the Plan, no individual shall be granted Awards of Restricted Shares under this
      Section 5.3(vi) totaling more than 25,000 Shares in any single calendar year.

5.4   GENERAL.

      (i)  NO CASH CONSIDERATION FOR AWARDS.   Except  as  otherwise  provided
      in the
      Plan, awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

      (ii)  AWARDS MAY BE GRANTED SEPARATELY OR  TOGETHER.   Except  as
      provided  in
      Section 6, Awards, in the discretion of the Committee, may be granted either alone or in addition to, or in tandem with any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

      (iii) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities)
      and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution or, in the case of an Award of Restricted Share by assignment to the Company; provided, however, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any property distributable with respect to any Award upon the death of the Participant. Each Award and each right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than Released Securities) and no right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

      (iv) TERM OF AWARDS. Except as provided in Section 6, the term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or Share Appreciation Right exceed a period of ten (10) years from the date of its grant.

      (v) RULE 16B-3. It is intended that the Plan and any Award made to a Person subject to Section 16 of the Securities Exchange Act of 1934, as amended, meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

      (vi)  SHARE CERTIFICATES.   All  certificates  for  Shares  or other
      securities
      delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any share exchange upon which such Shares or other securities are then listed and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 6.  GRANTS TO NON-EMPLOYEE DIRECTORS

6.1   OPTION GRANTS.

      (i)  INITIAL OPTIONS.   Subject  to  the limitation of the number of
      Shares set
      forth in Section 3, each Director of the Company who is not otherwise an employee of the Company or any Affiliate (a "non-employee Director") shall automatically receive an Option to purchase 25,000 Shares effective on the date of the initial public offering of the Company (the "Public Offering Closing Date") if such individual is serving as a non-employee Director as of such date or, if later, the date such individual first becomes a non-employee Director.

      (ii)  ANNUAL OPTIONS.   Subject  to  the limitation of the number of
      Shares set
      forth in Section 3, each non-employee Director shall automatically, effective during the term of the Plan, on each Monday next following the Director's election at the annual meeting of shareholders of the Company (commencing with the 1995 annual meeting of shareholders), effective on such date, receive an Option to purchase 10,000 Shares.

6.2 OPTION PROVISIONS. The following provisions are applicable to Options granted pursuant to Sections 6.1:

      (i)   EXERCISABILITY.   Options  shall not be exercisable for a period
      of  six
      months from the date of grant (except in the event of death, Disability or Retirement of the optionee), and shall become exercisable for twenty-five percent (25%) of the Shares covered thereby after a period of six
      (6) months from the date of grant, and thereafter, on a cumulative basis, for an additional twenty-five percent (25%) of the Shares covered thereby on each of the first, second and third anniversaries of the grant thereof.

      (ii) EXERCISE PRICE. The purchase price of a Share covered by an Option granted under 6.1(i) to an individual who is serving as a non-employee Director on the Public Offering Closing Date shall be equal to the per Share initial public offering price established in connection with the initial public offering of the Company, but not less than the par value of a Share. The purchase price of a Share covered by an Option granted under 6.1(i) to an individual who first becomes a non-employee Director after the Public Offering Closing Date of the Company shall be the Fair Market Value of a Share on the date of grant, but not less than the par value of a Share. The purchase price of a Share covered under an Option granted under Section 6.1(ii) shall be the Fair Market Value of a Share on the date of grant, but not less than the par value of a Share.

      (iii) TIME AND METHOD OF EXERCISE. To the extent that the right to exercise an Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving written notice, signed by the optionee exercising the option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in Shares of the Company already owned by said optionee, valued at Fair Market Value; provided, however, that (i) no Option shall be exercisable after ten (10) years from the date on which it was granted, and (ii) there shall be no such exercise at any one time for fewer than one hundred (100) Shares or for all of the remaining Shares then purchasable by the optionee exercising the Option, if fewer than one hundred (100) Shares.

      (iv) OPTION EXPIRATION. Each Option shall expire ten (10) years from the date of grant thereof, but shall be subject to earlier termination as follows. Options, to the extent exercisable as of the date a non-employee Director optionee ceases to serve as a Director of the Company, must be exercised within three months of such date unless such event results from death, Disability or Retirement, in which case such Options may be exercised by the optionee, the optionee's legal representative, heir or devisee, as the case may be, within one (1) year from the date of death, Disability or Retirement; provided, however, that no such event shall extend the normal expiration date of such Options.

      (v)   DELIVERY  OF  SHARES.   Upon  exercise  of  the  Option,
      delivery  of  a
      certificate for fully paid and nonassessable Shares shall be made at the corporate office of the Company in Houston, Texas to the optionee exercising the Option either at such time during ordinary business hours after fifteen (15) days but not more than thirty (30) days from the date of receipt of the notice by the Company as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the optionee exercising the Option.

      (vi)  OPTION CANCELLATION.  That portion  of  Options granted under
      Section 6.2
      to a non-employee Director which is attributable to a portion of the Director's Aggregate Fee which would not have been earned due to termination of service as a Director or a change in the Director's membership on a committee(s) of the Board of Directors automatically shall be canceled upon such an event.

6.3 STATUS AS NON-EMPLOYEE DIRECTOR. A non-employee Director shall be ineligible to receive a grant provided for in Sections 6.1 if as of the date of such grant the Director (i) is an employee of the Company or any Affiliate or
(ii) has been an employee of the Company or any Affiliate for any part of the calendar year preceding the calendar year in which such a grant is to be made.

6.4 INSUFFICIENCY OF SHARES. In the event that the number of Shares available for grants under the Plan is insufficient to make all grants provided for in this Section 6 hereby made on the applicable date, then all non-employee Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available Shares.

6.5 CONTROLLING PROVISIONS. Except as expressly provided in this Section 6, grants made pursuant to this Section 6 shall be subject to the terms and conditions of the Plan; however, if there is a conflict between the terms and conditions of the Plan and this Section 6, then the terms and conditions of this Section 6 shall control. The Committee may not exercise any discretion with respect to this Section 6 which would be inconsistent with the intent expressed in Section 6.6.

6.6 RULE 16B-3. It is intended that the Plan meet the requirements of Rule 16b-3 and that any non-employee Director who is eligible to receive a grant or to whom a grant is made pursuant to this Section 6 will not for such reason cease to be a "disinterested person" within the meaning of Rule 16b-3 with respect to the Plan and other share related plans of the Company.

6.7 AWARD AGREEMENTS. All Options under this Section 6 shall be evidenced by Award Agreements.

SECTION 7.  AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

7.1 AMENDMENTS TO THE PLAN. The Board of Directors in its discretion may terminate the Plan at any time with respect to any Shares for which a grant has not theretofore been made. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time, including amending the Plan for the purpose of making additional shares available under the Plan for granting Awards in lieu of other compensation or benefits, such as cash bonus payments or Company contributions to the Enron Corp. Savings Plan, to persons who are not subject to Section 16 of the Securities Exchange Act of 1934; provided, that the provisions of Section 6 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder; provided further, that no change in any grant theretofore made may be made which would impair the rights of the recipient of a grant without the consent of such recipient; and provided further, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment or alteration shall be made that would:

      (i) increase the total number of Shares available for Awards under the Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, except as provided in Section 3 hereof;

      (ii)  change the minimum Option price;

      (iii)  change the class of Participants eligible to receive Awards;

      (iv) extend the maximum period during which Awards may be granted under the
      Plan;

      (v) increase the maximum number of Options that may be granted under Section
      5.1, Share Appreciation Rights that may be granted under Section 5.2 or performance-based Restricted Shares that may be granted under Section 5.3(vi) to any individual in any calendar year; or

      (vi)  otherwise modify the material terms of the Plan.

7.2   ADJUSTMENTS  OF  AWARDS  UPON  THE  OCCURRENCE  OF  CERTAIN  UNUSUAL   OR
NONRECURRING EVENTS.

      (i)   Subject to the provisions of Section 7.2(ii), (iii) or (iv) below, if  a
      transaction occurs which is not approved or recommended by a majority of the Board of Directors of the Company in actions taken prior to, and with respect to, such transaction in which either (i) the Company merges or consolidates with any other corporation (other than one of the Company's wholly owned subsidiaries) and is not the surviving corporation (or survives only as the subsidiary of another corporation), (ii) the Company sells all or substantially all of its assets to any other person or entity, (iii) the Company is dissolved, or if (iv) any third person or entity (other than the trustee or committee of any qualified employee benefit plan of the Company and other than Enron Corp. and its
      Affiliates), together with its Affiliates and Associates shall be, directly or indirectly, the Beneficial Owner of at least thirty percent (30%) of the Voting Shares of the Company, (v) the individuals who constitute the members of Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least eighty percent (80%) of the Directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without objection to such nomination) shall be, for purposes of this clause (v), considered as though such person were a member of the Incumbent Board, or (vi) an event described in clauses (i), (ii), (iii), (iv) or (v) of Section 7.2A of the Enron Corp. 1991 Stock Plan (as in effect on the effective date of the Plan, the "Enron Corp. 1991 Stock Plan") occurs, then within (a) ten days of the approval by the shareholders of the Company of such merger, consolidation, sale of assets or dissolution as described in clause (i),
      (ii) or (iii) of this Section 7.2(i) (or ten days of the approval by the shareholders of Enron Corp. of a merger, consolidation, sale of assets or dissolution as described in clause (i), (ii) or (iii) of Section 7.2A of the Enron Corp. 1991 Stock Plan, as the case may be, or (b) thirty (30) days of the occurrence of such change of Beneficial Ownership or Directors as described in clause (iv) or (v) of this Section 7.2(i) (or 30 days of the occurrence of a change in Beneficial Ownership or directors described in clause (iv) or (v) of Section 7.2A of the Enron Corp. 1991 Stock Plan, as the case may be), then with respect to outstanding grants of Restricted Shares made under Section 5.3, each recipient thereof shall have a fully vested right in all Restricted Shares granted to the recipient and then outstanding, and with respect to outstanding grants of Options and Share Appreciation Rights made under
      Section 5.1 or Section 5.2, respectively, all such outstanding Options and Share Appreciation Rights, irrespective of whether they are then exercisable, shall be surrendered (at such time as may be necessary to comply with Rule 16b-3) to the Company by each grantee thereof and such Options and Share Appreciation Rights shall thereupon be canceled by the Company, and the grantee shall receive a cash payment by the Company in an amount equal to the number of Shares subject to the Options and/or Share Appreciation Rights held by such grantee multiplied by the difference between (x) and (y) where (y) equals, in the case of Options, the purchase price per Share covered by the Option or, in the case of Share Appreciation Rights, the grant price of the Share Appreciation Right, and (x) equals (1) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (2) the per share price offered to shareholders of the Company in any tender offer or exchange offer whereby any such change of Beneficial Ownership or Directors takes place, or (3) the Fair Market Value of a Share on the date determined by the Committee (as constituted prior to any change described in clause (iv) or (v) of this
      Section 7.2(i) or clause (iv) or (v) of Section 7.2A of the Enron Corp. 1991 Stock Plan) to be the date of cancellation and surrender of such Options and/or Share Appreciation Rights if any such change of Beneficial Ownership or Directors occurs other than pursuant to a tender or exchange offer, whichever is appropriate. In the event that the consideration offered to shareholders of the Company in any transaction described in this Section 7.2(i) consists of anything other than cash, the Committee (as constituted prior to such transaction) shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

      (ii) Except as otherwise expressly provided herein, the issuance by the
      Company of shares of stock of any class or securities convertible into stock or shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Restricted Shares, Share Appreciation Rights or Options theretofore granted or the purchase price or grant price per share, if applicable.

      (iii) Any adjustment provided for in Section 3.2 or Section 7.2 shall be subject to any required shareholder action.

      (iv) The rights granted to Participants who are subject to the reporting requirements of Section 16 of the 1934 Act pursuant to the provisions of
      Section 7.2(i) above to have Restricted Shares fully vest or to receive cash payments upon the occurrence of the events specified in clauses (i) through (vi) of the first sentence of Section 7.2(i) (a "Triggering Event") are subject to the following further limitations:

                  (a) the occurrence of the applicable Triggering Event must occur at least six months after the Restricted Shares, Options or Share Appreciation Rights, as the case may be, shall have been granted, and the grant thereof shall not have been in response to such Triggering Event;

                  (b)   (A)  in  the  case  of a clause (i), (ii) or
      (iii) Triggering
      Event, the transaction shall have been approved by the Company's shareholders eligible to vote on the transaction, other than Participants who are subject to the reporting requirements of Section 16 of the 1934 Act or (B) in the case of a clause (vi) Triggering Event described in clause (i), (ii) or (iii) of Section 7.2A of the Enron Corp. 1991 Stock Plan, the transaction shall have been approved by Enron Corp.'s shareholders eligible to vote on the transaction, other than Participants who are subject to the reporting requirements of Section 16 of the 1934 Act; or

                  (c)   (A)  in  the  case of a clause (iv)  Triggering  Event
      which
      results from a tender offer, at least a majority of the Voting Shares tendered in the tender offer and not withdrawn shall have been tendered by shareholders other than Participants who are subject to the reporting requirements of Section 16 of the 1934 Act, and the thirty percent beneficial ownership level shall have been achieved without counting any Voting Shares acquired from such Participants or (B) in the case of a clause (vi) Triggering Event described in clause (iv) of Section 7.2A of the Enron Corp. 1991 Stock Plan, which results from a tender offer, at least a majority of the "Voting Shares" (for purposes of this clause (B), as such term is defined in the Enron Corp. 1991 Stock Plan) tendered in the tender offer and not withdrawn shall have been tendered by shareholders of Enron Corp. other than Participants who are subject to the reporting requirements of Section 16 of the 1934 Act, and the thirty percent beneficial ownership level shall have been achieved without counting any Voting Shares acquired from such Participants.

7.3 CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable in the establishment or administration of the Plan.

SECTION 8.  GENERAL PROVISIONS

8.1 NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

8.2 WITHHOLDING. The Company or any Affiliate is authorized (i) to withhold from any Award granted or any payment due or any transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan, and
(ii) to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

8.3 NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

8.4 NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan unless otherwise expressly provided in the Plan or in any Award Agreement.

8.5 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable Federal law, and to the extent not preempted thereby, with the laws of the State of Texas.

8.6 SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws. If it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

8.7 NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

8.8 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

8.9 HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

8.10 NO LIMITATION. The existence of the Plan and the grants of Awards made hereunder shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company (or shareholders of any Affiliate, as applicable) to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Affiliate, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof or pertaining thereto, the dissolution or liquidation of the Company or any Affiliate or any sale or transfer of all or any part of Company or any Affiliate's assets or business, or any other corporate act or proceeding.

8.11 NO RIGHT TO RETENTION. Neither the Plan, nor any Award granted pursuant to the Plan, is a contract or agreement that the Company will retain a Director for any period of time, or at any particular rate of compensation, nor does it affect a right of a Director of the Company to resign or be removed, as the case may be, from the Company's Board of Directors.

8.12 SECURITIES LAWS. Each Award granted under the Plan shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such grant upon any securities exchange or under any state or federal law, or that the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such grant or the issue or purchase of shares thereunder, such grant shall be subject to the condition that such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

8.13 DELEGATION. Subject to the terms of the Plan, the Committee may (i) from time to time determine and authorize the grant of a specific number of Shares of Restricted Shares (which shall be subject to such restrictions as the Committee may impose) to Participants who are not officers or directors of the Company or any of its Affiliates, and (ii) delegate to other Persons the authority and responsibility of designating the recipients of such Shares of Restricted Shares (which recipients may not be officers or directors of the Company or any of its Affiliates or any Person to whom the Committee has so delegated such authority and responsibility). This Section 8.13 of the Plan shall not become effective except as provided in Section 6.6.

SECTION 9.  EFFECTIVE DATE OF THE PLAN

Except as set forth in Section 6 and Section 8.13, the Plan shall be effective as of the Public Offering Closing Date.

SECTION 10.  TERM OF THE PLAN

No Award shall be granted under the Plan after the earlier of (i) ten (10) years from the date of approval of the Plan by the shareholders of the Company pursuant to Section 9 or (ii) termination of the Plan pursuant to Section 7.1. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and any authority of the Committee to amend, alter, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

SECTION 11. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean (i) any entity that directly or through one or more intermediaries is controlled by the Company, (ii) any entity in which the Company has a significant equity interest as determined by the Committee, (iii) with respect to matters relating to Rule 16b-3, as the term "affiliate" is used in Rule 16b-3 and (iv) as used in Section 7.2 and in the term "Associate," as the term "affiliate" is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(b) "Associate" is used to indicate a relationship with a specified person and shall mean (i) any corporation, partnership or other organization to which such specified person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities, (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a Director or officer of the Company or any of its parents or Affiliates, and (iv) any person who is a director or officer of such specified person or any of its parents or Affiliates (other than the Company or any wholly owned subsidiary of the Company).

(c) "Award" shall mean any Option, Share Appreciation Right or Restricted Shares granted under the Plan.

(d) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(e) "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any Voting Shares at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such Voting Shares.

(f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(g) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than two directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

(h) "Disability" shall mean, with respect to an Employee of the Company or one of its Affiliates, such total and permanent disability as qualifies the Employee for benefits under the long-term or extended disability plan of the Company or Affiliate covering the Employee at the time. With respect to a non-employee Director or an individual employed as an independent contractor by the Company, Disability shall mean inability to perform duties and services as a Director of the Company by reason of a medically determinable physical or mental impairment supported by medical evidence which in the opinion of the Committee can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

(i) "Employee" shall mean any person employed by the Company or any Affiliate.

(j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the value of such property determined by such methods or procedures as shall be established from time to time by the Committee; provided, that so long as the closing price of Shares as reported in the "NYSE-Composite Transactions" section of the Midwest edition of THE WALL STREET JOURNAL is reported, Fair Market Value with respect to Shares on a particular date shall mean such closing price of Shares as so reported for such date (or, if no prices are quoted for that date, as so quoted for the last preceding date for which such prices were so quoted).

(k) "Involuntary Termination" shall mean termination of a Participant's employment with the Company or an Affiliate at the election of the Company or Affiliate, provided such termination is not Termination for Cause. Involuntary Termination shall not include a transfer of assignment or location of a Participant where the Participant is employed by the Company or an Affiliate both before and after the transfer.

(l)   "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

(m) "Option" shall mean an option granted under Section 5.1 or Section 6 of the Plan.

(n) "Participant" shall mean an Employee or other individual described in Sections 4.1 and 4.2 designated to be granted an Award under the Plan.

(o)   "Person"   shall   mean   any   individual,   corporation,   partnership,
      association, joint-share company, trust, unincorporated organization or government or political subdivision thereof.

(p) "Released Securities" shall mean securities that were Restricted Shares with respect to which all applicable restrictions have expired, lapsed or been waived.

(q) "Restricted Shares" shall mean any Shares granted under Section 5.2 of the Plan.

(r) "Retirement" shall mean (i) with respect to an employee of the Company or one of its Affiliates, the commencement on or after an employee's Normal Retirement Date of retirement benefits to such employee under the Enron Global Power & Pipelines L.L.C. Retirement Plan, and (ii) with respect to a Director of the Company, termination of service as a Director or Honorary Director, after at least five (5) years of continuous service, or upon or after the date the Director attains age 70.

(s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time.

(t) "Shares" shall mean the common shares of the Company representing limited liability interests in the Company and such other securities or property as may become the subject of Awards pursuant to an adjustment made under
      Section 3.2 of the Plan.

(u) "Share Appreciation Right" shall mean any right granted under Section 5.2 of the Plan.

(v) "Termination for Cause" shall mean termination at the election of the Company or an Affiliate because of the Participant's (i) conviction of a felony (which, through lapse of time or otherwise, is not subject to appeal); or (ii) willful refusal without proper legal cause to perform the Participant's duties and responsibilities; or (iii) willfully engaging in conduct which the Participant has, or in the opinion of the Committee should have, reason to know is materially injurious to the Company or an Affiliate. Such termination shall be effected by notice thereof delivered by the Company or an Affiliate to the Participant and shall be effective as of the date stated in such notice; provided, however, that if (a) such termination is because of the Participant's willful refusal without proper cause to perform any one or more duties and responsibilities and (b) within seven (7) days following the date of such notice the Participant shall cease such refusal and shall use all reasonable efforts to perform such obligations, the termination, if made, shall not be for cause.

(w) "Voting Shares" shall mean all outstanding equity securities of the Company entitled to vote generally in elections for directors, considered as one class; provided, however, that if the Company has a class of Voting Shares entitled to more or less than one vote for any such share, each reference to a proportion of Voting Shares shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

(x) Any terms or provisions used herein which are defined in Sections 83, 421, or 424 of the Code or the regulations thereunder shall have the meanings as therein defined.



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